CONSECO FUND GROUP
                                 CLASS A SHARES
                     Supplement dated September 15, 1997 to
                         Prospectus dated August 6, 1997


The section regarding the waiver of the Class A initial sales charge (pages 19-20) is revised to read as follows:

      WAIVER OF CLASS A INITIAL SALES CHARGE.

      No sales charge is imposed on sales of Class A shares to certain investors. However, in order for the following sales charge waivers to be effective, the Transfer Agent must be notified of the waiver when the purchase order is placed. The Transfer Agent may require evidence of your qualification for the waiver. No sales charge is imposed on the following investors: (1)
current or retired officers, directors and employees (and their parents, grandparents, spouses, and minor children) of the Trust, Conseco and its affiliates and the Transfer Agent, (2) any participant in a tax qualified retirement plan provided that the initial amount invested by the plan totals $500,000 or more, the plan has 50 or more employees eligible to participate at the time of purchase, or the plan certifies that it will have projected annual contributions of $200,000 or more; (3) brokers, dealers, and other financial intermediaries that have a selling agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees; (4) employees and registered representatives (and their parents, grandparents, spouses and minor children) of brokers, dealers, and other financial intermediaries described above; the purchaser must certify to the Distributor at the time of the purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's parents, grandparents, spouse or minor children); (5) any charitable organization, state, county, city, or any instrumentality, department, authority or agency thereof which has determined that Class A is a legally permissible investment and which is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company; (6) one or more members of a group of at least 100 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor children of such persons, pursuant to a marketing program between the Distributor and such group; (7)(i) through an investment adviser who makes such purchases through a broker, dealer, or other financial intermediary (each of which may impose transaction fees on the purchase), or (ii) by an investment adviser for its own account or for a bona fide advisory account over which the investment adviser has investment discretion; (8) through a broker, dealer or other financial intermediary which maintains a net asset value purchase program that enables the Funds to realize certain economies of scale; (9) through bank trust departments or trust companies on behalf of bona fide trust or fiduciary accounts by notifying the Distributor in advance of purchase; a bona fide advisory, trust or fiduciary account is one which is charged an asset-based fee and whose purpose is other than purchase of Fund shares at net asset value; (10) by purchasers in connection with investments related to a bona fide medical savings account; or
(11) by an account established under a wrap fee or asset allocation program where the accountholder pays the sponsor an asset-based fee.
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      Additionally,  no sales charge is imposed on shares that are (a) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a Fund is a party, (b) purchased by the reinvestment of loan
repayments  by   participants  in  retirement   plans,   (c)  purchased  by  the
reinvestment of dividends or other distributions from a Fund, or (d) purchased and paid for with the proceeds of shares redeemed in the prior 60 days from a mutual fund on which an initial sales charge or contingent deferred sales charge was paid (other than a fund managed by the Adviser or any of its affiliates that is subject to the exchange privilege described below); the purchaser must certify to the Distributor at the time of purchase that the purchaser is a prior load investor.